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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Data Processing Resources Corporation on Form S-8 of our report dated September 19, 1997 (September 25, 1997 as to Note 5), appearing in the Annual Report on Form 10-K of Data Processing Resources Corporation for the year ended July 31, 1997.


/s/ DELOITTE & TOUCHE LLP
-----------------------------
    Deloitte & Touche LLP

Costa Mesa, California
January 27, 1998